EXHIBIT 10.7


                             AMENDMENT NUMBER THREE
                                     TO THE
                               HOMEDCO GROUP, INC.
                               401(K) SAVINGS PLAN


As a result of the merger between Homedco Group, Inc. and Abbey Healthcare Group Incorporated to form Apria Healthcare Group Inc. the following amendments are made to the Homedco Group, Inc. 401(k) Savings Plan (Restated Effective October 1, 1993) (the "Plan"). Unless otherwise stated, these amendments are effective as of January 1, 1996.

1. Plan section 1.1 is amended by adding the following sentence to the end thereof:

     Effective as of January 1, 1996, the Plan is renamed the Apria Healthcare Group Inc. 401(k) Savings Plan.

2. A new Plan section 1.4, entitled MERGER OF ABBEY PLAN, is added to read as follows:

     Effective as of December 31, 1995, the Company hereby merges the Abbey Healthcare Group Incorporated 401(k) Plan (the "Abbey Plan") into this Plan as the surviving qualified profit sharing plan of the Company. The plan merger shall be implemented in accordance with Code sections 401(a)(12) and 414(l) and related regulations.

     Except as otherwise explicitly stated in this Plan, the provisions of this Plan shall apply as of January 1, 1996 and shall supersede the provisions of the Abbey Plan. Notwithstanding the foregoing, nothing in this Plan shall be interpreted to deny a Participant, spouse or Beneficiary any benefit, right or feature protected under Code section 411(d)(6) and related regulations to which the person is otherwise entitled under this Plan or the Abbey Plan prior to its merger into this Plan.

3. Plan section 2.1(n), which was previously amended by Amendment Number Two, is further amended in its entirety to read as follows:

     (n)  "ELIGIBLE EMPLOYEE" means any Employee employed by an Employer, except
          (i) an Employee classified by the Employer as in "temporary" or "per-diem" status, (ii) an Employee classified as an Albany Nursing Agency Employee, (iii) an Employee who is a member of a unit covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining and no provision was made for including such Employee in the Plan, (iii) a non-resident alien Employee with no U.S. source income from an Employer, and (iv) a Leased Employee.

          Notwithstanding the foregoing, effective as of the Merger Effective Date and through December 31, 1995, an Eligible Employee shall include only (i) an Employee of Homedco Group, Inc. (which is the Company in effect immediately prior to the Merger Effective Date) and its Affiliates (determined immediately prior to the Merger Effective Date) and (ii) an Employee, who is first credited with an Hour of Service on or after the Merger Effective Date. After the Merger Effective Date and prior to January 1, 1996, individuals who were employees of Abbey Healthcare Group Incorporated or its affiliates, as defined in Code sections 414 and 1563, determined immediately prior to the Merger Effective Date, shall not be eligible to participate in this Plan.

4.   Plan section 2.1(v) is amended in its entirety to read as follows:

     (v) "INVESTMENT FUND" means any of the following funds of the Trust Fund or such other funds as the Committee may designate:

          (1) A "SHORT-TERM BOND FUND" which shall be invested with the objective of providing interest income and reasonable security of capital by investing primarily in debt instruments having short to intermediate term maturities (generally less than 7 years) including money market instruments and guaranteed interest contracts issued by an insurance company or such other similar investment vehicles providing for fixed rates of interest and relative security of principal as the investment manager, acting in accordance with the terms of the Trust Agreement, considers advisable.

               Effective January 1, 1996, no new amounts may be invested in this Short-Term Bond Fund. If a Participant fails to make a valid and affirmative election to transfer amounts invested in the Short-Term Bond Fund on December 31, 1995 from the Short-Term Bond Fund to one or more available Investment Funds, effective January 1, 1996, the amount invested in the Short-Term Bond Fund shall automatically be transferred to the Fixed Income Fund on or about January 1, 1996.

          (2) A "BALANCED FUND" which shall be invested with the objective of producing moderate growth with moderate price risk by investing in such debt and equity securities, cash, such short-term interest bearing securities or in any pooled fund of such securities as the investment manager, acting in accordance with the terms of the Trust Agreement, considers advisable.

          (3) An "EQUITY INDEX FUND" which shall be invested with the objective of duplicating the performance of a market index, such as the Standard and Poor's 500 stock average, by investing in all or a statistical sampling of the stocks within the selected index, or in any pooled fund of such securities as the investment manager, acting in accordance with the terms of the Trust Agreement, considers advisable.

          (4) An "AGGRESSIVE GROWTH FUND" which shall be invested with the objective of above average capital appreciation by investing primarily in selected equity securities, such short-term interest bearing securities, or in any pooled fund of such securities as investment manager, acting in accordance with the provisions of the Trust Agreement, considers advisable.

          (5) A "MONEY MARKET FUND" which shall be invested with the objective of attaining current income while preserving the capital and liquidity of the fund by investing primarily in United States Treasury securities, such as bills, notes, bonds and other direct obligations of the United States Treasury that are guaranteed as to payment of principal and interest by the full faith and credit of the United States government, and such other similar securities as the investment manager, acting in accordance with the terms of the Trust Agreement, considers advisable. This investment fund shall become available under the Plan on or about January 1, 1996.

          (6) A "FIXED INCOME FUND" which shall be invested with the objective of attaining fixed interest income and security of principal by investing primarily in governmental, corporate and personal obligations, trust and participation certificates, mortgages, guaranteed interest contracts, and such other similar securities as the investment manager, acting in accordance with Trust Agreement, considers advisable. This investment fund shall become available under the Plan on or about January 1, 1996.

          (7) An "INTERNATIONAL FUND" which shall be invested with the objective of long-term growth by investing primarily in stocks and debt obligations of companies and governments both within and outside of the United States, including emerging markets, and in such other similar securities as the investment manager, acting in accordance with the terms of the Trust Agreement, considers advisable. This investment fund shall become available under the Plan on or about January 1, 1996.

5.   A new sentence is added to the end of Plan section 3.1 to read as follows:

     An Eligible Employee who was a participant in the Abbey Plan on December 31, 1995, the date of the merger of the Abbey Plan into this Plan, shall continue to be a Participant in this Plan on and after January 1, 1996.

6.   A new paragraph is added to the end of Plan section 3.2 to read as follows:

     This paragraph applies only to Eligible Employees who were employees of Abbey Healthcare Group Incorporated or its affiliates, but not yet participants in the Abbey Plan, on the Merger Effective Date. The one year of Service requirement of subsection (b) shall not apply to such an Employee prior to January 1, 1996. The Employee will be deemed to have satisfied the Service requirement of subsection (b) if the Employee has completed at least 6 months of Service before January 1, 1996.

7. The final paragraph in Plan section 3.4 is amended in its entirety to read as follows:

     Any Participant who transfers out of employment as an Eligible Employee, but who remains an Employee shall become an Inactive Participant. Specifically and effective January 1, 1996, a Participant, who ceases to be an Eligible Employee upon transfer to "temporary" or "per-diem" status or who transfers to Albany Nursing Agency employment, shall become an Inactive Participant as of the effective date of such transfer. An Inactive Participant shall not be eligible to make the Pretax Deferral provided in section 4.1, but shall retain his or her account and the right to transfer to and from available investment funds.

8.   A new paragraph is added to the end of Plan section 3.5 to read as follows:

     Service with Abbey Healthcare Group Incorporated and its affiliates shall be counted as Service under this section, notwithstanding any Plan provision to the contrary.

9. The first paragraph of Plan section 4.1 is amended in its entirety to read as follows:

     Each Participant may elect to have the Employer contribute to the Plan each Plan Year, on the Participant's behalf, an amount equal to any whole percentage from 1 percent to 16 percent (subject to the maximum amount allowed by law) of the Participant's Compensation as a Pretax Deferral, in accordance with the rules set forth in this Article and such other rules as the Committee may prescribe. In the case of a participant in the Abbey Plan who, pursuant to Plan section 3.1, continues as a Participant in this Plan, the Participant's deferral election in effect under the Abbey Plan shall continue in effect under this Plan on and after January 1, 1996, unless and until the Participant makes a new deferral election in accordance with the provision of this Plan and such other rules as the Committee may prescribe.

10. The first paragraph of Plan section 5.1 as amended by Amendment Number Two is further amended in its entirety to read as follows:

     Each Participant, who is an Employee of the Company or an Affiliate on the last day of the Plan Year, or who retired, became disabled or died during the Plan Year, shall be entitled:

     (a) For Plan Years ending before January 1, 1996, to an allocation of Employer Matching contributions equal to 100 percent of the first 2 percent of Compensation plus 50 percent of the next 4 percent of Compensation deferred by such Participant under section 4.1 during the Plan Year; and

     (b) For Plan Years beginning on or after January 1, 1996, to an allocation of Employer Matching contributions equal to 50 percent of the first 8 percent of Compensation deferred by such Participant under section 4.1 during the Plan Year

     Notwithstanding the foregoing, a Participant, who incurs a Separation from Service between the Merger Effective Date and September 30, 1995, shall be entitled to an allocation of Employer Matching contributions equal to 100 percent of the first 2 percent of Compensation plus 50 percent of the next 4 percent of Compensation deferred by such Participant under section 4.1 during the Plan Year ending September 30, 1995, even though the Participant is not an Employee of the Company or an Affiliate on the last day of the Plan Year. The Employer shall contribute to the Trust Fund an amount that shall equal (after taking into account allocable forfeitures) the above allocations attributable to its Participants for the Plan Year.

11. A new Plan section 8.5, entitled INVESTMENT FUND TRANSFERS FROM ABBEY PLAN, is added to read as follows:

     Effective January 1, 1996, no new amounts may be invested in the investment funds existing under the Abbey Plan on December 31, 1995. Amounts invested in such funds shall automatically be transferred to Investment Funds available under this Plan on or about January 1, 1996 pursuant to the following schedule, if the Participant fails to make a valid and affirmative election to transfer amounts invested in the investment funds under the Abbey Plan to one or more Investment Funds available under this Plan by December 20, 1995:


     --------------------------------------------------------------------
        TRANSFEROR ABBEY PLAN                          TRANSFEREE
          INVESTMENT FUND                            INVESTMENT FUND
     --------------------------------------------------------------------

        Money Market Account                         Money Market Fund

     Guaranteed Interest Account                     Fixed Income Fund

      Bonds & Mortgage Account                         Balanced Fund

        Stock Index Account                          Equity Index Fund

     International Stock Account                     International Fund

        U.S. Stock Account                         Aggressive Growth Fund

     ---------------------------------------------------------------------


12. Except as amended above, the Plan as in effect prior to this amendment shall continue unchanged.


IN WITNESS WHEREOF, Apria Healthcare Group Inc. has caused this Plan amendment to be executed this 29th day of December, 1995.


                                APRIA HEALTHCARE GROUP INC.


                                By  /s/ SUSAN K. SKARA
                                    --------------------------------

                                Its Vice President
                                    --------------------------------